EXHIBIT 1(c)
                              ARTICLES OF AMENDMENT
                                       TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.

         The undersigned officer of First American Investment Funds, Inc. (the "Corporation"), a Maryland corporation, hereby certifies that the following amendments to the Corporation's Amended and Restated Articles of Incorporation have been advised by the Corporation's Board of Directors and approved by the Corporation's stockholders in the manner required by the Maryland General Corporation Law:

         WHEREAS, the Corporation is registered as an open end management investment company under the Investment Company Act of 1940 and offers its shares to the public in several classes, each of which represents a separate and distinct portfolio of assets; and

         WHEREAS, it is desirable and in the best interests of the holders of the Class L shares of the Corporation (also known as "Regional Equity Fund") and the Class Z shares of the Corporation (also known as " Micro Cap Value Fund") that the assets belonging to each such class be sold to a separate portfolio of the Corporation which is known as "Small Cap Value Fund" and which is represented by the Corporation's Class AA shares, in exchange for shares of Small Cap Value Fund which are to be delivered to former Regional Equity Fund and Micro Cap Value Fund holders; and

         WHEREAS, Regional Equity Fund, Micro Cap Value Fund and Small Cap Value Fund have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

         WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all holders of shares of Regional Equity Fund and Micro Cap Value Fund to the foregoing transactions, and in particular to bind such holders to the exchange of their Regional Equity Fund shares and Micro Cap Value Fund shares for Small Cap Value Fund shares, it is necessary to adopt an amendment to the Corporation's Amended and Restated Articles of Incorporation.

         NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article IV(C) immediately following Article IV(B) thereof:

         ARTICLE IV(C). (a) For purposes of this Article IV(C), the following terms shall have the following meanings:

         "Corporation" means this corporation.

         "Regional Fund" means the Corporation's Regional Equity Fund, which is represented by the Corporation's Class L shares.


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         "Class A Regional Fund Shares" means the Corporation's Class L Common
Shares.

         "Class Y Regional Fund Shares" means the Corporation's Class L, Series 2 Common Shares.

         "Class B Regional Fund Shares" means the Corporation's Class L, Series 3 Common Shares.

         "Class C Regional Fund Shares" means the Corporation's Class L, Series 4 Common Shares.

         "Micro Cap Value Fund" means the Corporation's Micro Cap Value Fund, which is represented by the Corporation's Class Z shares.

         "Class A Micro Cap Value Fund Shares" means the Corporation's Class Z Common Shares.

         "Class B Micro Cap Value Fund Shares" means the Corporation's Class Z, Series 2 Common Shares.

         "Class Y Micro Cap Value Fund Shares" means the Corporation's Class Z, Series 3 Common Shares.

         "Class C Micro Cap Value Fund Shares" means the Corporation's Class Z, Series 4 Common Shares.

         "Acquiring Fund" means the Corporation's Small Cap Value Fund, which is represented by the Corporation's Class AA shares.

         "Class A Acquiring Fund Shares" means the Corporation's Class AA Common Shares.

         "Class B Acquiring Fund Shares" means the Corporation's Class AA, Series 2 Common Shares.

         "Class Y Acquiring Fund Shares" means the Corporation's Class AA, Series 3 Common Shares.

         "Class C Acquiring Fund Shares" means the Corporation's Class AA, Series 4 Common Shares.

         "Effective Time" means 4:00 p.m. Eastern time on the date upon which these Articles of Amendment are filed with the Maryland State Department of Assessments and Taxation.

         (b) At the Effective Time, the assets belonging to the Regional Fund, the liabilities belonging to the Regional Fund, and the General Assets and General Liabilities allocated to the Regional Fund, shall become, without further action, assets belonging to the Acquiring Fund, liabilities belonging to the Acquiring Fund, and General Assets and General Liabilities allocated to the Acquiring Fund. For purposes of the foregoing, the terms "assets belonging

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to," "liabilities belonging to," "General Assets" and "General Liabilities" have the meanings assigned to them in Article IV, Section 1(d)(i) and (ii) of the Corporation's Amended and Restated Articles of Incorporation.

         (c) At the Effective Time, each issued and outstanding Regional Fund share shall be, without further action, exchanged for those numbers and classes of Acquiring Fund shares calculated in accordance with paragraph (d) below.

         (d) The numbers of Class A, Class B, Class C and Class Y Acquiring Fund Shares to be issued in exchange for the Class A, Class B, Class C and Class Y Regional Fund Shares shall be determined as follows:

         (1) The net asset value per share of the Regional Fund's and the Acquiring Fund's Class A Shares, Class B Shares, Class C Shares and Class Y Shares shall be computed as of the Effective Time using the valuation procedures set forth in the Corporation's articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

         (2) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class A Regional Fund Shares shall be determined as of the Effective Time by multiplying the number of Class A Regional Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class A Regional Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class A Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (3) The total number of Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class B Regional Fund Shares shall be determined as of the Effective Time by multiplying the number of Class B Regional Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class B Regional Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class B Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (4) The total number of Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class C Regional Fund Shares shall be determined as of the Effective Time by multiplying the number of Class C Regional Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class C Regional Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class C Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (5) The total number of Class Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class Y Regional Fund Shares shall be determined as of the Effective Time by multiplying the number of Class Y Regional Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class Y Regional


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         Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class Y Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (6) At the Effective Time, the Regional Fund shall issue and distribute to the Regional Fund shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Regional Fund shares of the respective classes owned by each Regional Fund shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Regional Fund shares of the respective classes immediately prior to the Effective Time) the full and fractional Acquiring Fund shares of the respective classes issued by the Acquiring Fund pursuant to (2) through (5) above. Accordingly, each Class A Regional Fund shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Regional Fund Shares owned by such Regional Fund shareholder immediately prior to the Effective Time; each Class B Regional Fund shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Regional Fund Shares owned by such Regional Fund shareholder immediately prior to the Effective Time; each Class C Regional Fund shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Regional Fund Shares owned by such Regional Fund shareholder immediately prior to the Effective Time; and each Class Y Regional Fund shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Regional Fund Shares owned by such Regional Fund shareholder immediately prior to the Effective Time.

         (e) The distribution of Acquiring Fund shares to Regional Fund shareholders provided for in paragraphs (c) and (d) above shall be accomplished by the issuance of such Acquiring Fund shares to open accounts on the share records of the Acquiring Fund in the names of the Regional Fund shareholders representing the numbers and classes of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Regional Fund shall simultaneously be cancelled on the books of the Regional Fund and retired. From and after the Effective Time, share certificates formerly representing Regional Fund shares shall represent the numbers and classes of Acquiring Fund shares determined in accordance with the foregoing provisions.

         (f) From and after the Effective Time, the Regional Fund shares cancelled and retired pursuant to paragraph (e) above shall have the status of authorized and unissued Class L common shares of the Corporation, without designation as to series.

         (g) At the Effective Time, the assets belonging to the Micro Cap Value Fund, the liabilities belonging to the Micro Cap Value Fund, and the General Assets and General Liabilities allocated to the Micro Cap Value Fund, shall become, without further action, assets belonging to the Acquiring Fund, liabilities belonging to the Acquiring Fund, and General Assets and General Liabilities allocated to the Acquiring Fund. For purposes of the


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foregoing, the terms "assets belonging to," "liabilities belonging to," "General
Assets" and "General Liabilities" have the meanings assigned to them in Article IV, Section 1(d)(i) and (ii) of the Corporation's Amended and Restated Articles of Incorporation.

         (h) At the Effective Time, each issued and outstanding Micro Cap Value Fund share shall be, without further action, exchanged for those numbers and classes of Acquiring Fund shares calculated in accordance with paragraph (i) below.

         (i) The numbers of Class A, Class B, Class C and Class Y Acquiring Fund Shares to be issued in exchange for the Class A, Class B, Class C and Class Y Micro Cap Value Fund Shares shall be determined as follows:

         (1) The net asset value per share of the Micro Cap Value Fund's and the Acquiring Fund's Class A Shares, Class B Shares, Class C Shares and Class Y Shares shall be computed as of the Effective Time using the valuation procedures set forth in the Corporation's articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

         (2) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class A Micro Cap Value Fund Shares shall be determined as of the Effective Time by multiplying the number of Class A Micro Cap Value Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class A Micro Cap Value Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class A Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (3) The total number of Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class B Micro Cap Value Fund Shares shall be determined as of the Effective Time by multiplying the number of Class B Micro Cap Value Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class B Micro Cap Value Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class B Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (4) The total number of Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class C Micro Cap Value Fund Shares shall be determined as of the Effective Time by multiplying the number of Class C Micro Cap Value Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class C Micro Cap Value Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class C Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.


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         (5) The total number of Class Y Acquiring Fund Shares to be issued
         (including fractional shares, if any) in exchange for the Class Y Micro Cap Value Fund Shares shall be determined as of the Effective Time by multiplying the number of Class Y Micro Cap Value Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class Y Micro Cap Value Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class Y Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (6) At the Effective Time, the Micro Cap Value Fund shall issue and distribute to the Micro Cap Value Fund shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Micro Cap Value Fund shares of the respective classes owned by each Micro Cap Value Fund shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Micro Cap Value Fund shares of the respective classes immediately prior to the Effective Time) the full and fractional Acquiring Fund shares of the respective classes issued by the Acquiring Fund pursuant to (2) through (5) above. Accordingly, each Class A Micro Cap Value Fund shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Micro Cap Value Fund Shares owned by such Micro Cap Value Fund shareholder immediately prior to the Effective Time; each Class B Micro Cap Value Fund shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Micro Cap Value Fund Shares owned by such Micro Cap Value Fund shareholder immediately prior to the Effective Time; each Class C Micro Cap Value Fund shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Micro Cap Value Fund Shares owned by such Micro Cap Value Fund shareholder immediately prior to the Effective Time; and each Class Y Micro Cap Value Fund shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Micro Cap Value Fund Shares owned by such Micro Cap Value Fund shareholder immediately prior to the Effective Time.

         (j) The distribution of Acquiring Fund shares to Micro Cap Value Fund shareholders provided for in paragraphs (h) and (i) above shall be accomplished by the issuance of such Acquiring Fund shares to open accounts on the share records of the Acquiring Fund in the names of the Micro Cap Value Fund shareholders representing the numbers and classes of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Micro Cap Value Fund shall simultaneously be cancelled on the books of the Micro Cap Value Fund and retired. From and after the Effective Time, share certificates formerly representing Micro Cap Value Fund shares shall represent the numbers and classes of Acquiring Fund shares determined in accordance with the foregoing provisions.

         (k) From and after the Effective Time, the Micro Cap Value Fund shares cancelled and retired pursuant to paragraph (j) above shall have the status of authorized and unissued Class Z common shares of the Corporation, without designation as to series.

         WHEREAS, the Corporation is registered as an open end management investment company under the Investment Company Act of 1940 and offers its shares to the public in several classes, each of which represents a separate and distinct portfolio of assets; and

         WHEREAS, it is desirable and in the best interests of the holders of the Class CC shares of the Corporation (also known as "Adjustable Rate Mortgage Securities Fund") that the assets belonging to such class be sold to a separate portfolio of the Corporation which is known as "Limited Term Income Fund" and which is represented by the Corporation's Class J shares, in exchange for shares of Limited Term Income Fund which are to be delivered to former Adjustable Rate Mortgage Securities Fund holders; and

         WHEREAS, Adjustable Rate Mortgage Securities Fund and Limited Term Income Fund have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

         WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all holders of shares of Adjustable Rate Mortgage Securities Fund to the foregoing transactions, and in particular to bind such holders to the exchange of their Adjustable Rate Mortgage Securities Fund shares for Limited Term Income Fund shares, it is necessary to adopt an amendment to the Corporation's Amended and Restated Articles of Incorporation.

         NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article IV(D) immediately following Article IV(C) thereof:

         ARTICLE IV(D). (a) For purposes of this Article IV(D), the following terms shall have the following meanings:

         "Corporation" means this corporation.

         "Acquired Fund" means the Corporation's Adjustable Rate Mortgage Securities Fund, which is represented by the Corporation's Class CC shares.

         "Class A Acquired Fund Shares" means the Corporation's Class CC Common Shares.

         "Class B Acquired Fund Shares" means the Corporation's Class CC, Series 2 Common Shares.

         "Class Y Acquired Fund Shares" means the Corporation's Class CC, Series 3 Common Shares.

         "Class C Acquired Fund Shares" means the Corporation's Class CC, Series 4 Common Shares.


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         "Acquiring Fund" means the Corporation's Limited Term Income Fund, which is represented by the Corporation's Class J shares.

         "Class A Acquiring Fund Shares" means the Corporation's Class J Common Shares.

         "Class Y Acquiring Fund Shares" means the Corporation's Class J, Series 2 Common Shares.

         "Class B Acquiring Fund Shares" means the Corporation's Class J, Series 3 Common Shares.

         "Class C Acquiring Fund Shares" means the Corporation's Class J, Series 4 Common Shares.

         "Effective Time" means 4:00 p.m. Eastern time on the date upon which these Articles of Amendment are filed with the Maryland State Department of Assessments and Taxation.

         (b) At the Effective Time, the assets belonging to the Acquired Fund, the liabilities belonging to the Acquired Fund, and the General Assets and General Liabilities allocated to the Acquired Fund, shall become, without further action, assets belonging to the Acquiring Fund, liabilities belonging to the Acquiring Fund, and General Assets and General Liabilities allocated to the Acquiring Fund. For purposes of the foregoing, the terms "assets belonging to," "liabilities belonging to," "General Assets" and "General Liabilities" have the meanings assigned to them in Article IV, Section 1(d)(i) and (ii) of the Corporation's Amended and Restated Articles of Incorporation.

         (c) At the Effective Time, each issued and outstanding Acquired Fund share shall be, without further action, exchanged for those numbers and classes of Acquiring Fund shares calculated in accordance with paragraph (d) below.

         (d) The numbers of Class A, Class B, Class C and Class Y Acquiring Fund Shares to be issued in exchange for the Class A, Class B, Class C and Class Y Acquired Fund Shares shall be determined as follows:

                  (1) The net asset value per share of the Acquired Fund's and the Acquiring Fund's Class A Shares, Class B Shares, Class C and Class Y Shares shall be computed as of the Effective Time using the valuation procedures set forth in the Corporation's articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

         (2) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class A Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class A Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class A Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class A Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (3) The total number of Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class B Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class B Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class B Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class B Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (4) The total number of Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class C Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class C Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class C Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class C Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (5) The total number of Class Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class Y Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class Y Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class Y Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class Y Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (6) At the Effective Time, the Acquired Fund shall issue and distribute to the Acquired Fund shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund shares of the respective classes immediately prior to the Effective Time) the full and fractional Acquiring Fund shares of the respective classes issued by the Acquiring Fund pursuant to (2) through (5) above. Accordingly, each Class A Acquired Fund shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A


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         Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; each Class B Acquired Fund shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; each Class C Acquired Fund shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; and each Class Y Acquired Fund shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time.

         (e) The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraphs (c) and (d) above shall be accomplished by the issuance of such Acquiring Fund shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders representing the numbers and classes of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be cancelled on the books of the Acquired Fund and retired. From and after the Effective Time, share certificates formerly representing Acquired Fund shares shall represent the numbers and classes of Acquiring Fund shares determined in accordance with the foregoing provisions.

         (f) From and after the Effective Time, the Acquired Fund shares cancelled and retired pursuant to paragraph (e) above shall have the status of authorized and unissued Class CC common shares of the Corporation, without designation as to series.

         WHEREAS, the Corporation is registered as an open end management investment company under the Investment Company Act of 1940 and offers its shares to the public in several classes, each of which represents a separate and distinct portfolio of assets; and

         WHEREAS, it is desirable and in the best interests of the holders of the Class A shares of the Corporation (also known as "Intermediate Government Bond Fund") that the assets belonging to such class be sold to a separate portfolio of the Corporation which is known as "Intermediate Term Income Fund" and which is represented by the Corporation's Class I shares, in exchange for shares of Intermediate Term Income Fund which are to be delivered to former Intermediate Government Bond Fund holders; and

         WHEREAS, Intermediate Government Bond Fund and Intermediate Term Income Fund have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

         WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all holders of shares of Intermediate Government Bond Fund to the foregoing transactions, and in particular to bind such holders to the exchange of their Intermediate Government Bond Fund shares for Intermediate Term Income Fund shares, it is necessary to adopt an amendment to the Corporation's Amended and Restated Articles of Incorporation.

         NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article IV(E) immediately following Article IV(D) thereof:

         ARTICLE IV(E). (a) For purposes of this Article IV(E), the following terms shall have the following meanings:

         "Corporation" means this corporation.

         "Acquired Fund" means the Corporation's Intermediate Government Bond Fund, which is represented by the Corporation's Class A shares.

         "Class A Acquired Fund Shares" means the Corporation's Class A Common Shares.

         "Class Y Acquired Fund Shares" means the Corporation's Class A, Series 2 Common Shares.

         "Class B Acquired Fund Shares" means the Corporation's Class A, Series 3 Common Shares.

         "Class C Acquired Fund Shares" means the Corporation's Class A, Series 4 Common Shares.

         "Acquiring Fund" means the Corporation's Intermediate Term Income Fund, which is represented by the Corporation's Class I shares.

         "Class A Acquiring Fund Shares" means the Corporation's Class I Common Shares.

         "Class Y Acquiring Fund Shares" means the Corporation's Class I, Series 2 Common Shares.

         "Class B Acquiring Fund Shares" means the Corporation's Class I, Series 3 Common Shares.

         "Class C Acquiring Fund Shares" means the Corporation's Class I, Series 4 Common Shares.

         "Effective Time" means 4:00 p.m. Eastern time on the date upon which these Articles of Amendment are filed with the Maryland State Department of Assessments and Taxation.

         (b) At the Effective Time, the assets belonging to the Acquired Fund, the liabilities belonging to the Acquired Fund, and the General Assets and General Liabilities allocated to the Acquired Fund, shall become, without further action, assets belonging to the Acquiring Fund, liabilities belonging to the Acquiring Fund, and General Assets and General Liabilities allocated to the Acquiring Fund. For purposes of the foregoing, the terms "assets belonging to," "liabilities belonging to," "General Assets" and "General Liabilities" have the meanings assigned to them in Article IV, Section 1(d)(i) and (ii) of the Corporation's Amended and Restated Articles of Incorporation.

         (c) At the Effective Time, each issued and outstanding Acquired Fund share shall be, without further action, exchanged for those numbers and classes of Acquiring Fund shares calculated in accordance with paragraph (d) below.

         (d) The numbers of Class A, Class B, Class C and Class Y Acquiring Fund Shares to be issued in exchange for the Class A, Class B, Class C and Class Y Acquired Fund Shares shall be determined as follows:

                  (1) The net asset value per share of the Acquired Fund's and the Acquiring Fund's Class A Shares, Class B Shares, Class C and Class Y Shares shall be computed as of the Effective Time using the valuation procedures set forth in the Corporation's articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

         (2) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class A Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class A Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class A Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class A Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (3) The total number of Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class B Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class B Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class B Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class B Acquiring

         Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (4) The total number of Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class C Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class C Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class C Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class C Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (5) The total number of Class Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class Y Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class Y Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class C Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class C Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (6) At the Effective Time, the Acquired Fund shall issue and distribute to the Acquired Fund shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund shares of the respective classes immediately prior to the Effective Time) the full and fractional Acquiring Fund shares of the respective classes issued by the Acquiring Fund pursuant to (2) through (5) above. Accordingly, each Class A Acquired Fund shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; each Class B Acquired Fund shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; each Class C Acquired Fund shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; and each Class Y Acquired Fund shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Acquired

         Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time.

         (e) The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraphs (c) and (d) above shall be accomplished by the issuance of such Acquiring Fund shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders representing the numbers and classes of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be cancelled on the books of the Acquired Fund and retired. From and after the Effective Time, share certificates formerly representing Acquired Fund shares shall represent the numbers and classes of Acquiring Fund shares determined in accordance with the foregoing provisions.

         (f) From and after the Effective Time, the Acquired Fund shares cancelled and retired pursuant to paragraph (e) above shall have the status of authorized and unissued Class A common shares of the Corporation, without designation as to series.

         The undersigned officer of the Corporation hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and further certifies that, to the best of his or her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

         IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or an Assistant Secretary.

Dated February 25, 2000

FIRST AMERICAN INVESTMENT FUNDS, INC.


By ________________________

Its _______________________


WITNESS:


________________________________________________
Secretary, First American Investment Funds, Inc.